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                                                                    Exhibit 99.1

                          FORM OF STOCKHOLDER AGREEMENT


         This Stockholder Agreement dated as of January 31, 1998 is between BMC Software, Inc., a Delaware corporation ("BMC"), and ____________________________ (the "Stockholder").

         WHEREAS, BMC, Ranger Acquisition Corp., a Massachusetts corporation and wholly owned subsidiary of BMC ("Merger Sub"), and BGS Systems, Inc., a Massachusetts corporation ("BGS"), are entering into an Agreement and Plan of Reorganization dated as of the date hereof (as amended from time to time pursuant thereto, the "Reorganization Agreement");

         WHEREAS, the Stockholder is the record and/or beneficial owner of ________ shares of Common Stock, par value $0.10 per share, of BGS (the "BGS Common Stock") (such shares of BGS Common Stock, together with any shares of capital stock of BGS acquired by the Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the "Stockholder Shares");

         WHEREAS, as a condition to the willingness of BMC to enter into the Reorganization Agreement, and as an inducement to it to do so, the Stockholder has agreed for the benefit of BMC as set forth in this Agreement; and

         WHEREAS, the Board of Directors of BGS has approved the Stockholder's entering into this Agreement, the form of this Agreement and the transactions contemplated hereby;

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows (terms defined in the Reorganization Agreement and used but not defined herein having the meanings assigned to such terms in the Reorganization Agreement):


                                   ARTICLE I.

                                   THE OPTION

         Section 1.1 Grant of the Option. The Stockholder hereby grants to BMC an irrevocable option (the "Option") to purchase, on the terms and subject to the conditions set forth herein, at a per share exercise price of $45.00 (the "Exercise Price"), all Stockholder Shares, together with (i) any additional shares of capital stock of BGS or any securities or other property that the Stockholder is or becomes entitled to receive from BGS by reason of being a record holder of such number of Stockholder Shares, (ii) any capital stock, securities or other property into which any such number of Stockholder Shares shall have been or shall be converted or changed, whether by amendment to the Articles of Organization of BGS, merger, consolidation, reorganization, capital change or otherwise, (iii) any additional BGS Common Stock acquired by the Stockholder as the result of the Stockholder's exercising an option, warrant or other right to acquire shares of capital stock from BGS


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issued with respect to such number of Stockholder Shares (all of the foregoing hereinafter collectively referred to as the "Additional Stockholder Shares"), and (iv) any shares of capital stock, securities or property referred to in clauses (i), (ii), and (iii) above that are issued or issuable in respect of Additional Stockholder Shares (such Stockholder Shares, the Additional Stockholder Shares and any shares, securities or property referred to in clause
(iv) above being collectively referred to herein as the "Option Shares").

         Section 1.2   Exercise of the Option.

         (a) Subject to the conditions set forth in Section 1.03, the Option may be exercised in whole at any time, and in part from time to time, after the occurrence of a Triggering Event but prior to the Termination Date.

         (b) For purposes hereof, a "Triggering Event" means (A) the termination of the Reorganization Agreement pursuant to Section 6.1.2, because of the breach by BGS of Sections 4.2.1., 4.2.2., 4.2.4., 4.3.4., 4.3.6.1.,
4.3.6.2., 4.3.7., 4.3.8., 4.3.9 or 4.3.12., the effect of which in each case would reasonably jeopardize the Merger, or pursuant to Section 6.1.5 thereof, or
(B) the failure of the holders of two-thirds of the outstanding shares of BGS Common Stock to approve the Merger after the public announcement of, or the disclosure to the Board of Directors of BGS of, a BGS Transaction Proposal.

         For purposes hereof, the "Termination Date" means the first to occur of
(1) the Effective Time of the Merger, (2) forty-five (45) days after the occurrence of a Triggering Event and (3) the date the Reorganization Agreement is terminated without giving rise to a Triggering Event.

         (c) In the event BMC wishes to exercise the Option, BMC will send a written notice to the Stockholder specifying a place, date (not less than two business days nor more than 10 calendar days after the date such notice is given) and time for the closing of the purchase of such Option Shares (the "Closing").

         (d) The purchase price payable to the Stockholder with respect to any exercise of the Option will be the product of (i) the Exercise Price and (ii) the number of Option Shares to be purchased upon such exercise.

         (e) In the event of any change in the number of issued and outstanding shares of BGS Common Stock by reason of any stock dividend, split-up, recapitalization, combination, conversion, exchange of shares or other change in the corporate or capital structure of BGS, the number and kind of shares subject to the Option and the Exercise Price shall be adjusted appropriately. If, on or after the date hereof, BGS should declare or pay any cash or stock dividend (other than ordinary quarterly cash dividends as provided in the Reorganization Agreement) or other distribution or issue any rights with respect to the BGS Common Stock, payable or distributable to stockholders of record on a date prior to the transfer to the name of BMC or its nominee on BGS's stock transfer books of the Option Shares, and the Option is exercised, then (a) the exercise price per Option Share will be reduced by the amount of any such cash dividend or cash distribution, and (b) the whole of any such non-cash dividends, distribution or right which would have been payable with respect to each Option Share purchased by BMC if such shares were outstanding on the record date for such distribution will be

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promptly remitted and transferred by the Stockholder to BMC. Upon exercise of the Option, to the extent consistent with law, pending such remittance, BMC will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right with respect to each Option Share purchased.

         Section 1.3   Closing.

         (a) At the Closing, the Stockholder will deliver to BMC a certificate or certificates representing the Option Shares being purchased, duly endorsed for transfer or accompanied by appropriate stock powers duly executed in blank, and BMC will pay the purchase price in immediately available funds by wire transfer to an account designated by the Stockholder. Transfer taxes, if any, imposed as a result of the exercise of the Option and the transfer of any Option Shares will be paid by the Stockholder.

         (b) The obligations of BMC and the Stockholder to consummate the purchase and sale of the Option Shares pursuant to this Article I will be subject to the fulfillment of the following conditions:

              (i) The expiration or termination of the waiting period applicable to the consummation of such transactions under the HSR Act; and

             (ii) Neither of the parties hereto shall be subject to any order or injunction of a court of competent jurisdiction which prohibits the consummation of such transactions.

     Each of the parties will promptly make and will use all reasonable efforts to cause each of their respective affiliates to make, all such filings and take all such actions as may be reasonably required in order to permit the lawful exercise of the Option, as promptly as possible. The date of any Closing may be extended, if required, to the next business day following (1) the date that any applicable waiting period under the HSR Act shall have expired or been earlier terminated (but not beyond sixty (60) days after such date of Closing unless BGS shall not have complied with its obligations under the Reorganization Agreement with respect thereto), (2) the date that all other necessary governmental approvals for the sale of the Option Shares for which the Option shall have been exercised shall have been obtained, and (3) the satisfaction of any other condition to the Closing; provided that any delay pursuant to clauses (2) or (3) shall not exceed 10 business days.


                                   ARTICLE II.

                          COVENANTS OF THE STOCKHOLDER

         Section 2.01 Agreement to Vote. At any meeting of the stockholders of BGS held prior to the Termination Date, however called, and at every adjournment or postponement thereof prior to the Termination Date, or in connection with any written consent of the stockholders of BGS given prior to the Termination Date, the Stockholder shall vote or cause to be voted the Stockholder Shares in favor of the approval of the Merger and each of the other transactions contemplated by the Reorganization Agreement and in favor of the approval and adoption of the Reorganization Agreement, and any actions required in furtherance hereof and thereof. The

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Stockholder hereby grants BMC an irrevocable proxy coupled with an interest to vote the Stockholder Shares in favor of the Merger and each of the other transactions contemplated by the Reorganization Agreement and in favor of the approval and adoption of the Reorganization Agreement, and any actions required in furtherance hereof and thereof. The Stockholder shall not enter into any agreement or understanding with any person other than BMC prior to the Termination Date, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of the Stockholder Shares in any manner inconsistent with the preceding two sentences.

         Section 2.02   Proxies and Voting Agreements. Except as described in
Section 2.01, the Stockholder hereby revokes any and all previous proxies granted with respect to matters set forth in Section 2.01. Prior to the Termination Date, the Stockholder shall not, directly or indirectly, except as contemplated hereby, grant any proxies or powers of attorney with respect to matters set forth in Section 2.01, deposit any of the Stockholder Shares or enter into a voting agreement with respect to any of the Stockholder Shares.

         Section 2.03   No Solicitation.

         (a) From and after the date hereof until the Termination Date, the Stockholder will not, and will not authorize or permit any of its officers, directors, employees, partners, agents, affiliates or other representatives (collectively, "Stockholder Representatives") to, directly or indirectly, solicit or encourage (including by way of providing information) any prospective acquiror or the invitation or submission of any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, a BGS Transaction Proposal.

         (b) The Stockholder shall immediately cease and cause to be terminated any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any parties conducted heretofore by the Stockholder or any Stockholder Representatives with respect to any BGS Transaction Proposal existing on the date hereof.

         (c) Prior to the Termination Date, the Stockholder will promptly notify BMC of any requests for information made to the Stockholder or any Stockholder Representative or the receipt of any BGS Transaction Proposal made to the Stockholder or any Stockholder Representative, including the identity of the person or group engaging in such discussions or negotiations, requesting such information or making such BGS Transaction Proposal, and the material terms and conditions of any BGS Transaction Proposal.

         (d) Prior to the Termination Date, the Stockholder shall not enter into any agreement with any person that provides for, or in any way facilitates, a BGS Transaction Proposal.

         (e) The provisions of this Section 2.03 do not prohibit any Stockholder Representative who is also a BGS director from taking actions permitted by Section 4.3.6.1 of the Reorganization Agreement.

         Section 2.04 Transfer of Option Shares by the Stockholder. Prior to the Termination Date, the Stockholder shall not (a) subject any of the Option Shares to, or suffer to exist on any

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of the Option Shares, any lien, pledge, security interest, charge or other encumbrance or restriction, other than pursuant to this Agreement, or (b) sell, transfer, assign, convey or otherwise dispose of any of the Option Shares (including any such action by operation of law), other than a disposition by operation of law pursuant to the Merger. Prior to the record date for the BGS stockholder meeting to vote on the Reorganization Agreement, the Stockholder will not sell, transfer, assign, convey or otherwise dispose of any of the Stockholder Shares (including any such action by operation of law).

         Section 2.05 Other Actions. Prior to the Termination Date, the Stockholder shall not take any action that would in any way restrict, limit, impede or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Reorganization Agreement.

                                  ARTICLE III.

              REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS
                               OF THE STOCKHOLDER

         The Stockholder represents, warrants and covenants to BMC that:

         Section 3.01 Ownership. The Stockholder is as of the date hereof the beneficial and record owner of the Stockholder Shares, the Stockholder has the sole right to vote the Stockholder Shares and there are no restrictions on rights of disposition or other lien, pledge, security interest, charge or other encumbrance or restriction pertaining to the Stockholder Shares, none of the Stockholder Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Stockholder Shares, and no proxy, power of attorney or other authorization has been granted with respect to any of the Stockholder Shares. Upon delivery of any Option Shares upon exercise of the Option, BMC will acquire good title to such shares, free and clear of all liens, pledges, security interests, charges or other encumbrances or restrictions.

         Section 3.02 Authority and Non-Contravention. The Stockholder is a [__________________________]. The Stockholder has the right, power and authority, and the Stockholder has been duly authorized by all necessary action (including consultation, approval or other action by or with any other person), to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

         Such actions by the Stockholder (a) require no action by or in respect of, or filing with, any governmental entity with respect to the Stockholder, other than any required filings under the Exchange Act or under the HSR Act, and
(b) do not and will not contravene or constitute a default under any provisions of applicable law or regulation or any agreement, judgment, injunction, order, decree or other instrument binding on the Stockholder result in the imposition of any lien, pledge, security interest, charge or other encumbrance or restriction on any of the Stockholder Shares (other than as provided in this Agreement with respect to Stockholder Shares).


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         Section 3.03   Binding Effect. This Agreement has been duly executed
and delivered by the Stockholder and is the valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and by equitable principles to which the remedies of specific performance and injunctive and similar forms of relief are subject.

         Section 3.04 Total Shares. The Stockholder Shares are the only shares of capital stock of BGS owned beneficially or of record as of the date hereof by the Stockholder, and the Stockholder does not have any option to purchase or right to subscribe for or otherwise acquire any securities of BGS and has no other interest in or voting rights with respect to any other securities of BGS.

         Section 3.05 Finder's Fees. No investment banker, broker or finder is entitled to a commission or fee from BGS, BMC or Merger Sub in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder, except as otherwise provided in the Reorganization Agreement.

         Section 3.06 Reasonable Efforts. Prior to the Termination Date, the Stockholder shall use reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with BMC in doing, all things necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated by the Reorganization Agreement and this Agreement.

                                   ARTICLE IV.

                REPRESENTATIONS, WARRANTIES AND COVENANTS OF BMC

                          BMC represents, warrants and covenants to the
Stockholder that:

         Section 4.01 Corporate Power and Authority. BMC has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by BMC to this Agreement and the consummation by BMC of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of BMC.

         Section 4.02 Binding Effect. This Agreement has been duly executed and delivered by BMC and is a valid and binding agreement of BMC, enforceable against BMC in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and by equitable principles to which the remedies of specific performance and injunctive and similar forms of relief are subject.


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                                   ARTICLE V.

                                  MISCELLANEOUS

         Section 5.01 Expenses. Each party hereto shall pay its own expenses incident to preparing for entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

         Section 5.02 Further Assurances. From time to time, at the request of the other party, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

         Section 5.03 Specific Performance. The Stockholder agrees that BMC would be irreparably damaged if for any reason the Stockholder fails to perform any of the Stockholder's obligations under this Agreement, and that BMC would not have an adequate remedy at law for money damages in such event. Accordingly, BMC shall be entitled to seek specific performance and injunctive and other equitable relief to enforce the performance of this agreement by the Stockholder without any requirement for the securing or posting of any bond. This provision is without prejudice to any other rights that BMC may have against the Stockholder for any failure to perform its obligations under this Agreement.

         Section 5.04 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed or telecopied or sent by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received when so delivered personally, telegraphed or telecopied or, if mailed, five business days after the date of mailing to the following address or telecopy number, or to such other address or addresses as such person may subsequently designate by notice given hereunder.

        (a)   if to BMC or Merger Sub, to:
              BMC
              2101 Citywest Blvd.
              Houston, Texas 77042-2627
              Attention: M. Brinkley Morse
              Facsimile: 713/918-8000

         with a copy to:

              Vinson & Elkins L.L.P.
              2300 First City Tower
              Houston, Texas 77002
              Attention: John S. Watson
              Facsimile: 713/615-5236


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        (b)   if to Stockholder, to:





              with a copy to:

              Palmer & Dodge LLP
              One Beacon Street
              Boston, Massachusetts  02108
              Attention: Steven N. Farber
              Facsimile: 617/227-4420

         Section 5.05 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the work "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Unless the context otherwise requires, "or" is disjunctive but not necessarily exclusive, and words in the singular include the plural and in the plural include the singular. The term "person" is to be interpreted broadly to include any corporation, partnership, trust, limited liability company, government or other entity and any group (as used with respect to Section 13(d) of the Exchange Act). Section F.. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

         Section 5.06 Entire Agreement; No Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereto and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         Section 5.07 Governing Law. This Agreement shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

         Section 5.08 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) except to the partners of the Stockholder as permitted herein without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.


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         Section 5.09   Amendments; Terminations. This Agreement may not be
modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

         Section 5.10 Certain Events. The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Stockholder Shares beneficially owned by such Stockholder and shall be binding upon any person to which legal or beneficial ownership of such shares shall pass, whether by operation of law or otherwise.










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         IN WITNESS WHEREOF, BMC and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.


                                          STOCKHOLDER:


                                          _____________________________________


                                          By: _________________________________
                                          Name:
                                          Title:


                                          BMC:

                                          BMC SOFTWARE, INC.

                                          By: _________________________________
                                          Name:
                                          Title:




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